Exhibit 10.1

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of April 10, 2015

among

GULFPORT ENERGY CORPORATION,

as Borrower,

THE BANK OF NOVA SCOTIA,

as Administrative Agent

and

The Lenders Party Hereto

THE BANK OF NOVA SCOTIA,

as Sole Lead Arranger and Sole Bookrunner

AMEGY BANK NATIONAL ASSOCIATION,

as Syndication Agent

KEYBANK NATIONAL ASSOCIATION,

as Documentation Agent

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April 10, 2015, among GULFPORT ENERGY CORPORATION, a Delaware corporation (“Borrower”), THE BANK OF NOVA SCOTIA, as Administrative Agent (“Administrative Agent”) and L/C Issuer, the financial institutions executing this Amendment as Existing Lenders, and the financial institutions executing this Amendment as New Lenders (as defined below).

R E C I T A L S

A. Borrower, the financial institutions signing as Lenders thereto, Administrative Agent and the other agents party thereto are parties to an Amended and Restated Credit Agreement dated as of December 27, 2013, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 23, 2014, and as amended by a Second Amendment to Amended and Restated Credit Agreement dated as of November 26, 2014 (collectively, the “Original Credit Agreement”).

B. The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Original Credit Agreement and, where appropriate in the context, in the other Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same may hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by the Modification Papers, as the same may hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:

“Effective Date” means the date on which the conditions specified in Section 2 below are satisfied (or waived in writing by the Administrative Agent).

“Existing Lenders” means The Bank of Nova Scotia, Amegy Bank National Association, KeyBank National Association, Credit Suisse AG, Cayman Islands Branch, Iberiabank, Associated Bank, N.A., Wells Fargo Bank, N.A. and Barclays Bank PLC.

“Modification Papers” means this Amendment, the No Material Adverse Change Certificate, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

“New Lenders” means BNP Paribas, Compass Bank, PNC Bank, National Association, and U.S. Bank National Association.

“New Notes” has the meaning set forth in Section 7 below.

“No Material Adverse Change Certificate” has the meaning set forth in Section 2D below.

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Page 1

2. Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A. Third Amendment to Credit Agreement. This Amendment shall have been duly executed and delivered by each of the parties hereto.

B. Borrowing Base Increase Fee. Borrower shall have paid Administrative Agent for the account of New Lenders a fee for the incremental increase of the Borrowing Base in the amount agreed upon by Borrower and Administrative Agent to be shared by New Lenders.

C. Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

D. Representations and Warranties. Administrative Agent shall have received a certificate (the “No Material Adverse Change Certificate”) to the effect that all representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such additional materiality qualification) with the same force and effect as though such representations and warranties had been made on and as of the Effective Date, or if made as of a specific date, as of such date.

3. Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a) Schedule 2.01 to the Original Credit Agreement shall be replaced with Schedule 2.01 attached to this Amendment.

(b) The definition of “Senior Notes” in Section 1.01 of the Original Credit Agreement shall be amended to read in its entirety as follows:

“’Senior Notes” means, any unsecured Indebtedness of Borrower (and any unsecured Guarantees thereof by the Guarantors) in an aggregate principal amount not exceeding $1,200,000,000.”

4. Increase of Borrowing Base. The Borrowing Base is hereby increased from $450,000,000 to $575,000,000. The Borrowing Base shall remain at this amount until next redetermined in accordance with Article IV of the Credit Agreement.

5. Adjustment of Applicable Percentages of Lenders. The New Lenders have become Lenders upon their execution of this Amendment, and on the Effective Date, the New Lenders shall assume all rights and obligations of a Lender under the Credit Agreement. The Administrative Agent, the Lenders and the Borrower hereby consent to each New Lender’s acquisition of an interest in the Aggregate Commitments and its Applicable Percentage. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Commitments and Applicable Percentages as set forth on Schedule 2.01, and the Administrative Agent and the Borrower hereby consent to such reallocation. The Administrative Agent, the Lenders and the Borrower hereby waive (a) any requirement that an Assignment and Assumption or any other documentation be executed in connection with such reallocation, and (b) the payment of any processing and recordation fee to the Administrative Agent.

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Notwithstanding the foregoing, the reallocation of the Commitments and Applicable Percentages among the Lenders shall be deemed to have been consummated pursuant to the terms of an Assignment and Assumption attached as Exhibit D to the Original Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation. On the Effective Date, the Commitment and Applicable Percentage of each Lender shall be as set forth on Schedule 2.01 attached to this Amendment.

6. Concerning the New Lenders.

(a) In connection herewith, each of the Existing Lenders irrevocably sells and assigns to each New Lender, and each New Lender, severally and not jointly, hereby irrevocably purchases and assumes from the Existing Lenders, as of the Effective Date, so much of each Existing Lender’s Commitment, outstanding Loans and participations in Letters of Credit, and rights and obligations in its capacity as a Lender under the Original Credit Agreement and any other documents or instruments delivered pursuant thereto (including without limitation any guaranties and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of any Existing Lender against any Person, whether known or unknown, arising under or in connection with the Original Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby), such that each Existing Lender’s and each New Lender’s Commitment, Applicable Percentage of the outstanding Loans and participations in Letters of Credit, and rights and obligations as a Lender shall be equal to its Applicable Percentage and Commitment set forth on Schedule 2.01 to this Amendment. The Existing Lenders and the New Lenders agree that the provisions of the form of Assignment and Assumption attached as Exhibit D to the Original Credit Agreement shall apply to it as applicable depending upon whether it is the assignee or assignor of such “Commitments” as applicable. Each party hereto agrees to execute an Assignment and Assumption or related ancillary documentation to give effect to the foregoing if requested by the Administrative Agent.

(b) Upon the Effective Date, all Loans and participations in Letters of Credit of the Existing Lenders outstanding immediately prior to the Effective Date shall be, and hereby are, restructured, rearranged, renewed, extended and continued as provided in this Amendment and shall continue as Loans and participations in Letters of Credit of each Existing Lender and each New Lender, respectively, under the Original Credit Agreement, as amended by the Modification Papers (as so amended, the “Credit Agreement”).

(c) Each New Lender represents and warrants to the Administrative Agent as follows:

(i) it has received a copy of the Original Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto;

(ii) it has, independently and without reliance upon any Lender or any Related Party of the Administrative Agent or any Lender (an “Agent-Related Person”) and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to the Borrower and the other Loan Parties under the Credit Agreement;

(iii) it will, independently and without reliance upon any Lender or any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Loan Parties.

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(d) Each New Lender acknowledges as follows:

(i) no Lender or Agent-Related Person has made any representation or warranty to it, and no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Lender or any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;

(ii) except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Original Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and

(iii) on the Effective Date, subject to the satisfaction of the conditions to effectiveness set forth in Section 2 of this Amendment, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Original Credit Agreement and the other Loan Documents, each as amended by the Modification Papers, as if it were an original Lender signatory thereto.

(e) On the Effective Date, each New Lender agrees to be bound by the terms and conditions set forth in the Original Credit Agreement and the other Loan Documents, each as amended by the Modification Papers, applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article X of the Original Credit Agreement).

7. New Notes. The New Lenders have become Lenders upon their execution of this Amendment, and, on the Effective Date, the maximum Commitments of all Lenders are now set forth on Schedule 2.01 to this Amendment. Accordingly, on the Effective Date, Borrower shall issue Notes (“New Notes”) in the form of Exhibit B attached to the Original Credit Agreement to the New Lenders.

8. Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (b) no authorization, approval, consent or other action by,

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notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof; and (c) no Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment. In addition, Borrower represents that after giving effect to the Modification Papers, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such additional materiality qualification) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such additional materiality qualification, as applicable) as of such earlier date.

9. No Further Amendments. Except as previously amended or waived in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

10. Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

11. Limitation on Agreements. The consents, waivers and modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the other Loan Documents, or (b) to prejudice any other right or rights that Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

12. Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

13. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

14. Incorporation of Certain Provisions by Reference. The provisions of Section 11.15. of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16. of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

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15. Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER

GULFPORT ENERGY CORPORATION

By:	/s/ Aaron Gaydosik
Aaron Gaydosik
Chief Financial Officer

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-1

ADMINISTRATIVE AGENT

THE BANK OF NOVA SCOTIA, as Administrative Agent and L/C Issuer

By:	/s/ Jay Salitza
	Name:	Jay Salitza
	Title:	Director

EXISTING LENDER:

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Jay Salitza
	Name:	Jay Salitza
	Title:	Director

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-2

EXISTING LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Jill McSorley
	Name:	Jill McSorley
	Title:	Senior Vice President

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-3

EXISTING LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-4

EXISTING LENDER:

CREDIT SUISSE AG,
Cayman Islands Branch

By:	/s/ NUPUR KUMAR
	Name:	NUPUR KUMAR
	Title:	AUTHORIZED SIGNATORY

By:	/s/ Remi Riester
	Name:	Remi Riester
	Title:	Authorized Signatory

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-5

EXISTING LENDER:

IBERIABANK

By:	/s/ Moni Collins
	Name:	Moni Collins
	Title:	Senior Vice President

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-6

EXISTING LENDER:

ASSOCIATED BANK, N.A.

By:	/s/ Ryan Osborn
	Name:	Ryan Osborn
	Title:	Portfolio Manager

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-7

EXISTING LENDER:

WELLS FARGO BANK, N.A.

By:	/s/ David C. Brooks
	Name:	David C. Brooks
	Title:	Director

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-8

EXISTING LENDER:

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-9

NEW LENDER:

COMPASS BANK

By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-10

NEW LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Sandra Aultman
	Name:	Sandra Aultman
	Title:	Managing Director

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-11

NEW LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Nicholas T. Hanford
	Name:	Nicholas T. Hanford
	Title:	Vice President

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-12

NEW LENDER:

BNP PARIBAS

By:	/s/ Scott Joyce
	Name:	Scott Joyce
	Title:	Managing Director

By:	/s/ Vincent Trapet
	Name:	Vincent Trapet
	Title:	Director

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page S-13

SCHEDULE 2.01

Commitments

and Applicable Percentages

Lender	Applicable Percentage	Commitment

The Bank of Nova Scotia	12.17391304%	$70,000,000

Amegy Bank National Association	10.78260870%	$62,000,000

KeyBank National Association	10.78260870%	$62,000,000

Barclays Bank PLC	10.78260870%	$62,000,000

Credit Suisse AG, Cayman Islands Branch	10.78260870%	$62,000,000

Wells Fargo Bank, N.A.	10.78260870%	$62,000,000

IberiaBank	6.08695652%	$35,000,000

Associated Bank, N.A.	6.08695652%	$35,000,000

BNP Paribas	5.43478261%	$31,250,000

Compass Bank	5.43478261%	$31,250,000

PNC Bank, National Association	5.43478261%	$31,250,000

U.S. Bank National Association	5.43478261%	$31,250,000

TOTAL:	100.00%	$575,000,000

Maximum Facility Amount: $1,500,000,000

SCHEDULE 2.01, Commitments and Applicable Percentages – Solo Page